UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3121

EquiTrust Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997

(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: July 31, 2006

Date of reporting period: January 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

EquiTrust Money Market

Fund, Inc.

Semi-Annual Report

January 31, 2006

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

www.equitrust.com

This report is not to be distributed

unless preceded or accompanied

by a current prospectus.

Shareholder Account Access

now available at

www.equitrust.com

737-127(06)

PRESIDENT’S LETTER

Dear Shareholder:

The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Federal Funds rate, the overnight lending rate between banks. The FOMC has raised the Federal Funds rate at a measured pace over the last fourteen meetings to 4.50% at the January 31, 2006 meeting. The new Federal Reserve Chairman, Ben Bernanke, continues to view the economy as healthy and has stated that more rate increases may be necessary to restrain the economy. In his February 15, 2006 address to Congress, Bernanke cited long-term inflation expectations as a point of interest, but insisted that inflation appears to be “well-contained” at the present time. Key issues the FOMC will monitor are energy costs, labor market activity, and domestic output. The yield curve became inverted in December, an event where shorter-maturity Treasury Notes yield more than longer-maturity Treasury Notes. Historically, a yield curve becomes flat or inverted before a peak in the rate cycle. The market continues to anticipate more rate increases with a Federal Funds target rate of 5.00% expected in summer 2006.

Money market funds play an important role in any portfolio, especially when short-term interest rates are rising. Investors participate in upward moves in rates immediately due to the short maturities of the investments. They offer a safe and liquid haven for short-term investments and emergency cash reserves. The liquidity of money market funds also allows an investor the opportunity to transfer into a portfolio of stock and bond funds using dollar-cost-averaging techniques. The draft writing privilege of the EquiTrust Money Market Fund, Inc. (the “Fund”) is an additional enhancement to the preservation of capital and liquidity.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.

Craig A. Lang

President

March 2, 2006

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is not a guarantee of future results.

EQUITRUST MONEY MARKET FUND, INC.

January 31, 2006

Portfolio Holdings by Asset Type

*	This category includes cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2005 and held until January 31, 2006.

Actual Expenses –

The first line of the table on page 4 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts a total annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts a total annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

EquiTrust Money Market Fund, Inc.

	Beginning Account Value 8/1/2005	Ending Account Value 1/31/2006	Expenses Paid During Period* 8/1/2005 - 1/31/2006
Actual	$1,000	$1,011.44	$7.63
Hypothetical (5% return before expenses)	$1,000	$1,017.41	$7.65
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 186 days and divided by 367 to reflect the one-half year period.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2006

(Unaudited)

ASSETS

Investments in securities, at value (equivalent to amortized cost)	$15,566,061
Cash	342,973
Receivables:
Accrued interest	20,103
Fund shares sold	188,771
Prepaid expenses and other assets.	148

Total Assets	16,118,056

LIABILITIES

Payable to EquiTrust Investment Management Services, Inc.	12,956
Payable for fund shares redeemed	120,044
Accrued expenses	25,767

Total Liabilities	158,767

NET ASSETS	$15,959,289

ANALYSIS OF NET ASSETS
Capital stock (500,000,000 shares authorized, $0.001 par value)	$15,959
Paid-in capital	15,943,330

NET ASSETS	$15,959,289

Shares issued and outstanding as of January 31, 2006	15,959,289

NET ASSET VALUE PER SHARE	$1.000

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2006

(Unaudited)

INVESTMENT INCOME

Interest	$308,496

EXPENSES

Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	20,562
Shareholder service, transfer and dividend disbursing agent fees	31,729
Accounting fees	4,112
Custodian fees	25,445
Professional fees	7,227
Directors’ fees and expenses	13,234
Reports to shareholders	4,896
Registration fees	4,636
Miscellaneous	18,363

Total Expenses	130,204

Expense reimbursement	(6,159)
Fees paid indirectly	(587)

Net Expenses	123,458

Net Increase in Net Assets Resulting from Operations	$185,038

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
OPERATIONS

Net investment income	$185,038	$155,312

DIVIDENDS TO SHAREHOLDERS FROM

Net investment income	(185,038)	(155,312)

CAPITAL SHARE TRANSACTIONS	50,280	(1,184,656)

Total Increase (Decrease) in Net Assets	50,280	(1,184,656)

NET ASSETS
Beginning of period	15,909,009	17,093,665

End of period	$15,959,289	$15,909,009

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS

January 31, 2006

(Unaudited)

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (97.54%)
COMMERCIAL PAPER (15.98%)
NONDEPOSITORY INSTITUTIONS (11.75%)
American Express Credit Corp., 4.18%, due 02/13/06	4.184%	$400,000	$400,000
American Express Credit Corp., 4.19%, due 02/13/06	4.194	400,000	400,000
American General Finance Corp., 4.37%, due 03/06/06	4.368	400,000	400,000
General Electric Capital Corp., 4.24%, due 02/06/06	4.245	350,000	350,000
General Electric Capital Corp., 4.55%, due 04/24/06	4.552	325,000	325,000

			1,875,000
PETROLEUM AND COAL PRODUCTS (4.23%)
Chevron Corp., 4.09%, due 02/03/06	4.090	300,000	300,000
Chevron Corp., 4.19%, due 02/21/06	4.194	375,000	375,000

			675,000

Total Commercial Paper (Cost $2,550,000)			2,550,000

UNITED STATES GOVERNMENT AGENCIES (78.44%)
Federal Farm Credit Bank, due 02/02/06	4.249	500,000	499,942
Federal Farm Credit Bank, due 02/17/06	4.206	500,000	499,080
Federal Home Loan Bank, due 02/01/06	4.245	325,000	325,000
Federal Home Loan Bank, due 02/08/06	4.238	500,000	499,594
Federal Home Loan Bank, due 02/09/06	4.366	300,000	299,713
Federal Home Loan Bank, due 02/10/06	4.239	500,000	499,478
Federal Home Loan Bank, due 02/15/06	4.297	500,000	499,177
Federal Home Loan Bank, due 02/24/06	4.282	325,000	324,126
Federal Home Loan Bank, due 03/03/06	4.348	400,000	398,576
Federal Home Loan Bank, due 03/08/06	4.358	400,000	398,335
Federal Home Loan Bank, due 04/21/06.	4.536	400,000	396,111
Federal Home Loan Bank, due 04/28/06	4.530	375,000	371,039
Federal Home Loan Mortgage Corp., due 02/07/06	4.164	400,000	399,726
Federal Home Loan Mortgage Corp., due 02/14/06	4.256	350,000	349,470
Federal Home Loan Mortgage Corp., due 02/16/06	4.312	400,000	399,292
Federal Home Loan Mortgage Corp., due 02/28/06	4.310	500,000	498,411
Federal Home Loan Mortgage Corp., due 03/07/06	4.344	450,000	448,187
Federal Home Loan Mortgage Corp., due 03/13/06	4.403	500,000	497,599
Federal Home Loan Mortgage Corp., due 03/14/06	4.378	400,000	398,042
Federal Home Loan Mortgage Corp., due 04/04/06	4.438	400,000	397,007
Federal Home Loan Mortgage Corp., due 04/11/06	4.428	500,000	495,849
Federal National Mortgage Assoc., due 02/08/06	4.364	400,000	399,666
Federal National Mortgage Assoc., due 02/22/06	4.260	325,000	324,205

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

January 31, 2006

(Unaudited)

	Annualized Yield on Purchase Date	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (continued)
Federal National Mortgage Assoc., due 03/01/06	4.341	$500,000	$498,340
Federal National Mortgage Assoc., due 03/15/06	4.350	700,000	696,514
Federal National Mortgage Assoc., due 03/29/06	4.359	495,000	491,711
Federal National Mortgage Assoc., due 04/05/06	4.426	425,000	421,778
Federal National Mortgage Assoc., due 04/12/06	4.465	400,000	396,604
Federal National Mortgage Assoc., due 04/19/06	4.479	400,000	396,256

Total United States Government Agencies (Cost $12,518,828)			12,518,828

UNITED STATES TREASURY OBLIGATIONS (3.12%)
U.S. Treasury Bill, due 03/23/06 (Cost $497,233)	4.062	500,000	497,233

Total Short-Term Investments (Cost $15,566,061)			15,566,061

OTHER ASSETS LESS LIABILITIES (2.46%)
Cash, receivables, prepaid expense and other assets, less liabilities			393,228

Total Net Assets (100.00%)			$15,959,289

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

January 31, 2006

(Unaudited)

1.	Significant Accounting Policies

Organization

EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.

Security Valuation

The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

Income and Investment Transactions

The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis.

Distributions to Shareholders

All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

At January 31, 2006, the components of net assets on a tax basis were the same for financial reporting purposes.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

EquiTrust Investment has also agreed to reimburse the Fund annually for its total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period. The Fund was reimbursed $6,159 for the six months ended January 31, 2006.

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At January 31, 2006, FBL Financial Group, Inc. and its affiliated companies owned 1,638,642 shares (10.27%) of the Fund.

4.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Capital Share Transactions

Transactions in Capital stock were as follows:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	38,500,849	$38,500,849	75,387,045	$75,387,045
Shares issued in reinvestment of dividends and distributions	184,060	184,060	154,173	154,173
Shares redeemed	(38,634,629)	(38,634,629)	(76,725,874)	(76,725,874)

Net Increase (Decrease)	50,280	$50,280	(1,184,656)	$(1,184,656)

6.	Dividends to Shareholders

Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the six months ended January 31, 2006 were paid as follows:

Payable Date
August 31, 2005	$0.0017
September 30, 2005	0.0016
October 31, 2005	0.0018
November 30, 2005	0.0019
December 30, 2005	0.0021
January 31, 2006	0.0023

Total Dividends Per Share	$0.0114

The tax character of dividends to shareholders during the six months ended January 31, 2006 was the same as for financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2006 (Unaudited)		Year Ended July 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.011		0.009	0.003	0.002	0.010	0.043

Total from investment operations	0.011		0.009	0.003	0.002	0.010	0.043

Less Distributions:
Dividends (from net investment income)	(0.011)		(0.009)	(0.003)	(0.002)	(0.010)	(0.043)

Total distributions	(0.011)		(0.009)	(0.003)	(0.002)	(0.010)	(0.043)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	1.14%		0.93%	0.25%	0.22%	1.04%	4.40%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$15,959		$15,909	$17,094	$18,514	$24,669	$29,123
Ratio of total expenses to average net assets	1.58	%(2)	1.50%	1.42%	1.55%	1.12%	1.20%
Ratio of net expenses to average net assets	1.50	%(2)	1.32%	0.77%	1.12%	1.10%	1.17%
Ratio of net investment income to average net assets.	2.24	%(2)	0.91%	0.25%	0.22%	1.07%	4.36%
Information assuming no voluntary reimbursement by EquiTrust Investment of excess operating expenses (See Note 3):
Per share net investment income	$0.011		$0.007	$(0.004)	$(0.003)	$0.010	$0.043
Amount reimbursed	$6,159		$30,152	$114,385	$87,729	$—	$—

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Computed on an annualized basis.

See accompanying notes.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

On November 17, 2005 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated February 23, 1981, as amended May 21, 2003 (the “Agreement”) between EquiTrust Money Market Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed the Fund since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Fund knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Fund, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on the Fund’s total returns and average annual total returns over various periods of time. The Board concluded that the Fund’s investment performance was satisfactory. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund were appropriate and that the quality was good.

Fees and Expenses. The Board compared the amounts paid to the Adviser for advisory services and the Fund’s expense ratio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. This information showed that the advisory fee of the Fund was below average compared to other mutual funds pursuing broadly similar strategies and that the expense ratio of the Fund was higher than average. The Board considered that the higher expenses may be due to the draft writing privileges offered by the Fund. In addition, the Board considered amounts paid to the Adviser by the other EquiTrust money market portfolios. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different from the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.

The Board also considered that the Adviser has reimbursed, and continues to reimburse, certain expenses for the Fund. Based on the information considered, the Board concluded that the Fund’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from the Fund. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also considered that the current size of the Fund does not lend itself to economies of scale. The Board concluded that the total expense ratio was reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services. The Board concluded that, taking into account these benefits, the Fund’s advisory fee was reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

INFORMATION ON PROXY VOTING

EquiTrust Money Market Fund, Inc. (the “Fund”) invests exclusively in non-voting securities. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2005 is available, without charge, by calling 1-877-860-2904 or by accessing the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedules of Investments.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a	)(1)	Not applicable to this filing.

(a	)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    EquiTrust Money Market Fund, Inc.

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	3/22/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	3/22/2006

By:	/s/ James W. Noyce
Name:	James W. Noyce
Title:	Chief Financial Officer
Date:	3/22/2006